Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 1, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2021, AS SUPPLEMENTED

AQR GLOBAL RISK BALANCED PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the AQR Global Risk Balanced Portfolio (the “Portfolio”) from AQR Capital Management, LLC (“AQR”) to PanAgora Asset Management, Inc. (“PanAgora”), to be effective on or about December 15, 2021, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC (“BIA”), and PanAgora. BIA and the Board of Trustees of the Trust (the “Board”) have determined that it would be in the best interests of the Portfolio’s shareholders for PanAgora to serve as the Portfolio’s subadviser, effective December 15, 2021. In connection with this change, BIA has also recommended to the Board, and the Board has approved, changing the Portfolio’s name to PanAgora Global Diversified Risk Portfolio II, effective December 15, 2021.

Accordingly, effective on or about December 15, 2021, the name of the Portfolio will change to PanAgora Global Diversified Risk Portfolio II, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name and references to AQR as the Portfolio’s subadviser contained in the SAI will change to PanAgora. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to AQR as the Portfolio’s subadviser and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the SAI for the Portfolio are effective on or about December 15, 2021:

In the section entitled “Investment Strategies and Risks,” in the subsection entitled “Investment Practices,” the table that indicates which Portfolios may engage in various investment practices is revised to reflect that the Portfolio is permitted to invest in each investment practice that is included in the table.

In the section entitled “Investment Strategies and Risks,” the subsections entitled “Foreign Currency Conversion” and “Hybrid Instruments,” are revised to remove references to the Portfolio.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Options on Interest Rate Swap Agreements” is revised to add the Portfolio to the list of portfolios that may purchase or sell options on interest rate swaps for hedging and other investment purposes.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Options on Interest Rate Futures Contracts” is revised to add the Portfolio to the list of portfolios that may purchase or sell options on interest rate/bond futures for other investment purposes.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Money Market Strategies,” is revised to add the Portfolio to the list of portfolios that may invest in money market securities rated “A-3” by Standard & Poor’s, “Prime-3” by Moody’s and “F3” by Fitch, or if not rated, determined to be of comparable quality by the Portfolio’s adviser or subadviser.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Purchasing Put and Call Options on Securities” is revised to add the Portfolio to the list of portfolios that may sell covered call equity options for other investment purposes.

In the section entitled “Investment Strategies and Risk,” the subsection entitled “Purchase and Sale of Options and Futures on Stock Indices” is revised to add the Portfolio to the list of portfolios that may enter into bond index futures transactions for other investment purposes as a part of the Portfolio’s investment strategy.

In the section entitled “Investment Strategies and Risks,” the subsection entitled “Options of Stock Index Futures Contracts” is revised to add the Portfolio to the list of portfolios that may use options on stock index futures for other investment purposes as a part of the Portfolio’s investment strategy.

In the section entitled “Investment Restrictions – Trust I Portfolio Fundamental Policies,” the subsection entitled “Commodities” is revised to clarify that such restriction will not prevent the Portfolio from investing up to 25% of its total assets in its Subsidiary.

In the section entitled “Investment Restrictions – Trust I Portfolio and Trust II Portfolio Operating Policies,” the subsection entitled “Foreign Currency Transactions” is revised to remove the reference to the Portfolio from the second sentence thereof.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust I Portfolios’ Subadvisory Fee Schedules,” the information regarding the Portfolio in the table is deleted in its entirety, the following information is added to the table, and the order of the footnotes is updated accordingly:

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
PanAgora Global Diversified Risk Portfolio II(b)	0.350%	First $250 million
	0.340%	Next $500 million
	0.330%	Next $250 million
	0.290%	Next $500 million
	0.260%	Over $1.5 billion

(b)

Prior to December 15, 2021, the subadvisory fee rate for PanAgora Global Diversified Risk Portfolio II was at the annual rate of 0.375% of the first $250 million of the Portfolio’s average daily net assets, 0.350% of the next $500 million, 0.325% of the next $250 million, 0.290% of the next $2.5 billion and 0.260% of such assets over $3.5 billion.

In Appendix C – “Portfolio Managers,” the section “AQR Global Risk Balanced Portfolio” is deleted in its entirety. In addition, the section “PanAgora Global Diversified Risk Portfolio” is amended to add the Portfolio, and the information regarding the portfolio managers is revised as follows:

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Edward Qian, Ph.D., CFA(1)	Registered Investment Companies	2	$1,391,936,299	0	N/A
	Other Pooled Investment Vehicles	101	$15,672,720,754	4	$181,219,640
	Other Accounts	23	$2,734,784,789	0	N/A

Bryan Belton, CFA(1)	Registered Investment Companies	2	$1,391,936,299	0	N/A
	Other Pooled Investment Vehicles	101	$15,672,720,754	4	$181,219,640
	Other Accounts	23	$2,705,381,166	0	N/A

Jon Beaulieu, CFA(1)	Registered Investment Companies	2	$1,391,936,299	0	N/A
	Other Pooled Investment Vehicles	94	$15,177,873,457	2	$16,452,846
	Other Accounts	2	$317,159,207	0	N/A

(1)	Account information is as of September 30, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SAI FOR FUTURE REFERENCE